Exhibit 10.4

Page 1 of 18	ver. 12/5/22

KYF GLOBAL PARTNERS

1019 Ave P, Brooklyn, NY 11229

(888) 298-2985

KYF@KYFGLOBALPARTNERS.COM

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 3/28/2023 by and between KYF GLOBAL PARTNERS (“KYF”), inclusive of its successors and assigns, and each merchant listed below (“Merchant”).

Merchant’s Legal Name: PINNACLE FRAC TRANSPORT LLC

D/B/A/: PINNACLE FRAC TRANSPORT          Fed ID #: 82-4027388

Type of Entity: Limited Liability Corporation

Business Address: 409 State Highway 135 N City: Kilgore State: Texas Zip: 75662

Contact Address: ____________ City: __ State: ___ Zip: ___

E-mail Address: JGALLA@wolf-energy.com Phone Number:

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$100,000.00
Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$140,000.00
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	2%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$95,000.00

Net Amount to Be Received Directly by Merchant(s)

This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

$95,000.00

Initial Estimated Payment

This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.

$6,363.64 per Week

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to KYF (making KYF the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to KYF. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by KYF, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of KYF and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for KYF and that each Merchant will hold Receivables in trust for KYF in its capacity as a fiduciary for KYF.

The Receivables Purchased Amount shall be paid to KYF by each Merchant irrevocably authorizing only one depositing account acceptable to KYF (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as KYF receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes KYF to ACH debit the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis as of the next business day after the date of this Agreement and will provide KYF with all required access codes and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). KYF is not responsible for any overdrafts or rejected transactions that may result from KYF’s ACH debiting the Specified Percentage amounts under the terms of this Agreement. Each Merchant acknowledges and agrees that until the amount of the Receivables collected by KYF exceeds the amount of the Purchase Price, KYF will be permitted not treat any amount collected under this Agreement as profit for taxation and accounting purposes.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to KYF for the following fees, where applicable:

A.    $5,000.00 - to cover underwriting, the ACH debit program, and expenses related to the procurement and initiation of the transactions encompassed by this Agreement. This will be deducted from payment of the Purchase Price.

B. Wire Fee ‐ Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C. NSF/Rejected ACH Fee - $50.00 for each time an ACH debit to the Account by KYF is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives KYF notice no more than one business day in advance that the Account will have insufficient funds to be debited by KYF and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by KYF or may be collected in addition to any other payment collected by KYF under this Agreement.

D. Blocked Account/Default ‐ $2,500.00 ‐ If an Event of Default has taken place under Section 30.

E. UCC Fee ‐ $195.00 – to cover KYF filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

F. $0 - legal compliance with applicable disclosure laws and regulations. This will be deducted from payment of the Purchase Price.

G. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of KYF’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3. Estimated Payments. Instead of debiting the Specified Percentage of Merchant’s Receivables, KYF may instead debit $6,363.64 (“Estimated Payment”) from the Account every Week. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage, subject to reconciliation.

4. Reconciliations. Any Merchant may contact KYF’s Reconciliation Department to request that KYF conduct a reconciliation in order to ensure that the amount that KYF has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to KYF or by sending an e-mail to KYF@kyfglobalpartners.com stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request any and all statements covering the period from the date of this Agreement through the date of the request for a reconciliation and, if available, the login and password for the Account. KYF will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. KYF may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and KYF will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that KYF collected more than it was entitled to, then KYF will credit to the Account all amounts to which KYF was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that KYF collected less than it was entitled to, then KYF will debit from the Account all additional amounts to which KYF was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

5. Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to KYF, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide KYF and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize KYF and/or its agent(s) to deduct the amounts owed to KYF for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to KYF by permitting KYF to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable as to each Merchant absent KYF’s written consent until the Receivables Purchased Amount has been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement.

6. Term of Agreement. The term of this Agreement is indefinite and shall continue until KYF receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 1, 2, 3, 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17, 18, 22, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, and 52 shall survive any termination of this Agreement.

7. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to KYF under this Agreement are being made in the ordinary course of each Merchant’s business.

8. Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes KYF and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to KYF any bank or financial statements, tax returns, and other documents and records, as KYF deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. KYF is authorized to update such information and financial profiles from time to time as it deems appropriate.

9. Monitoring, Recording, and Electronic Communications. KYF may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between KYF and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for KYF to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

KYF may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives KYF permission to call or send a text message to any telephone number given to KYF in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives KYF permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that KYF will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that KYF has no liability for any such charges.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

10. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of KYF’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. KYF may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to KYF. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize KYF, its agents and representatives, and any credit‐reporting agency engaged by KYF, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to KYF under this Agreement or for KYF’s ability to determine any Merchant’s eligibility to enter into any future agreement with KYF. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to KYF under the Fair Credit Reporting Act, authorizing KYF to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes KYF to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to KYF under the Fair Credit Reporting Act, authorizing KYF to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes KYF to obtain such information in accordance with a merchant cash advance application.

11. Transactional History. Each Merchant authorizes its bank to provide KYF with its banking and/or credit card processing history.

12. Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by KYF for monies owed to KYF from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by KYF.

13. No Liability. In no event will KYF be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

14. Sale of Receivables. Each Merchant and KYF agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from KYF to any Merchant. KYF is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in KYF not receiving the Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. KYF has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to KYF in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Each Merchant and each Guarantor acknowledges that KYF does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

15. Power of Attorney. Each Merchant irrevocably appoints KYF as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to KYF for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30). If an Event of Default takes place under Section 30, then each Merchant irrevocably appoints KYF as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to KYF from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) above; (iii) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to KYF; and (iv) to file any claims or take any action or institute any proceeding which KYF may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

16. Protections Against Default. The following Protections 1 through 6 may be invoked by KYF, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. KYF may enforce the provisions of the Guarantee against Guarantor. Protection 3. KYF may enforce its security interest in the Collateral identified in Section 29.

Protection 4. KYF may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 5. KYF may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 6. KYF will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to KYF of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to KYF an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints KYF and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to KYF as contemplated by this Section.

17. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes KYF to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against KYF or any of its affiliates relating to any (i) investigation undertaken by or on behalf of KYF as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

18. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by KYF, including this Agreement and any other KYF documents (collectively, “Confidential Information”) are proprietary and confidential information of KYF. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of KYF to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.

19. D/B/As. Each Merchant hereby acknowledges and agrees that KYF may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between KYF and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

20. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to KYF, and future statements which will be furnished hereafter at the request of KYF, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise KYF of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant’s ability to generate Receivables or perform its obligations under this Agreement.

21. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

22. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

23. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without KYF’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

24. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to KYF or change any place(s) of its business without giving prior written notice to KYF.

25. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

26. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of KYF, other than any for which KYF has actual or constructive knowledge or inquiry notice as of the date of this Agreement.

27. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than KYF any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of KYF.

28. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

29. Security Interest. To secure each Merchant’s performance obligations to KYF under this Agreement and any future agreement with KYF, each Merchant hereby grants to KYF a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts‐receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to KYF under any other agreement between any Merchant or Guarantor and KYF (the “Cross‐Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross‐Collateral, as applicable.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as KYF deems necessary to perfect or maintain KYF’s first priority security interest in the Collateral and the Cross‐Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes KYF to file any financing statements deemed necessary by KYF to perfect or maintain KYF’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to KYF with respect to the Collateral and the Cross‐Collateral, and that any subsequent lienor may be tortiously interfering with KYF’s rights. Each Merchant shall be liable for and KYF may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by KYF in protecting, preserving, and enforcing KYF’s security interest and rights. Each Merchant further acknowledges that KYF may use another legal name and/or D/B/A or an agent when designating the Secured Party when KYF files the above‐referenced financing statement(s).

30. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1) Any representation or warranty by any Merchant to KYF proves to have been made intentionally false or misleading in any material respect when made;

(2) Any Merchant causes any ACH debit to the Account by KYF to be blocked or stopped without providing any advance written notice to KYF with an alternative method for KYF to collect the blocked or stopped payment, which notice may be given by e-mail to KYF@kyfglobalpartners.com;

(3) Any Merchant intentionally prevents KYF from collecting any part of the Receivables Purchased Amount; or

(4) Any Merchant causes any ACH debit to the Account by any person or entity other than KYF to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide KYF with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to KYF@kyfglobalpartners.com.

31. Remedies. In case any Event of Default occurs and is not waived, KYF may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of KYF in connection with this Agreement, including each Protection listed in Section 16, may be exercised at any time by KYF after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, KYF may elect that Merchant(s) be required to pay to KYF 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by KYF in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”) and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to KYF’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount.

32. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of KYF, which consent may be withheld in KYF’s sole discretion. KYF may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by KYF, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or KYF) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between KYF and such assignee (the “Assignment Agreement”), have the rights and obligations of KYF under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, KYF’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, KYF may disclose all information that KYF has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon KYF’s request.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

33. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant and each Guarantor must set its spam or junk mail filter to accept e-mails sent by KYF@kyfglobalpartners.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

34. Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of New York, that the Purchase Price is being paid by KYF in the State of New York, that the Receivables Purchased Amount is being delivered to KYF in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between KYF and each Merchant, and the relationship between KYF and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws. Each Merchant represents that it does not have a principal place of business located in the Commonwealth of Virginia and that therefore the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement. Each Merchant agrees that the provisions of Division 9.5 of the California Financial Code are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of California.

35. Venue and Forum Selection. Any litigation relating to this Agreement, whether sounding in contract, tort, law, equity, or otherwise, or involving KYF on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Agreement encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Agreement that is within the jurisdictional limit of the Civil Court. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to KYF may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

36. Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

37. Counterclaim Waiver. In any litigation or arbitration commenced by KYF, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

38. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against KYF within one year after its accrual will be time barred. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor agree that any objection by any of them to the jurisdiction of an arbitrator or to the arbitrability of the dispute and any application made by any of them to stay an arbitration initiated against any of them by KYF will be time barred if made more than 20 days after receipt of the demand for arbitration.

39. Costs and Legal Fees. If an Event of Default occurs or KYF prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and each Guarantor must pay KYF’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

40. Prejudgment and Postjudgment Interest. If KYF becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then KYF will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

41. Class Action Waiver. KYF, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

42. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving KYF on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and no other arbitral forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitral tribunal and pay all required filing and/or administrative fees. If the American Arbitration Association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will not apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained herein may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of KYF and by any party to a lawsuit in which KYF and any Merchant or any Guarantor are parties.

43. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to KYF by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by KYF demonstrating that KYF was provided with notice of a change in the Contact Address.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

44. Survival of Representations, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

45. Waiver. No failure on the part of KYF to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

46. Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to KYF by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of KYF. Each Merchant and each Guarantor acknowledge that KYF is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify KYF and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that KYF does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

47. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

48. Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

49. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

50. Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

51. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein.

52. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By: JIMMY RAY GALLA

Title: OWNER SS#

Driver License Number

FOR THE MERCHANT/OWNER (#2)

By:

Title:

SS#

Driver License Number

Approved for KYF GLOBAL PARTNERS by:

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 3/28/2023, of the Standard Merchant Cash Advance Agreement, dated 3/28/2023 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between KYF GLOBAL PARTNERS (“KYF”) and PINNACLE FRAC TRANSPORT LLC (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to KYF in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. KYF may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives KYF permission to call or send a text message to any telephone number given to KYF in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives KYF permission to communicate such information to them by e-mail. Each Guarantor agrees that KYF will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that KYF has no liability for any such charges.

G3. Guarantor Waivers. If any Event of Default takes place under the Agreement, then KYF may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross‐Collateral KYF may hold pursuant to this Guarantee or any other agreement or guarantee. KYF does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) KYF’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to KYF. In addition, KYF may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to KYF; (ii) if there is more than one Merchant, release a Merchant from its obligations to KYF such that at least one Merchant remains obligated to KYF; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to KYF under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or

(v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of New York, that the Purchase Price is being paid by KYF in the State of New York, that the Receivables Purchased Amount is being delivered to KYF in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. The Agreement, this Guarantee, any dispute or claim relating to the Agreement or this Guarantee, whether sounding in contract, tort, law, equity, or otherwise, the relationship between KYF and each Merchant, and the relationship between KYF and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G6. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement or this Guarantee or involving KYF on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Guarantee encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Guarantee that is within the jurisdictional limit of the Civil Court. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to KYF may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with KYF.

G8. Counterclaim Waiver. In any litigation or arbitration commenced by KYF, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against KYF within one year of its accrual will be time barred. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Merchant and each Guarantor agree that any application made by any of them to stay an arbitration initiated against any of them by KYF will be time barred if made more than 20 days after receipt of the demand for arbitration.

G10. Costs and Legal Fees. If an Event of Default occurs or KYF prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and/or Guarantor must pay KYF’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.

G11. Prejudgment and Postjudgment Interest. If KYF becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then KYF will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G12. Class Action Waiver. KYF, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G13. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement, this Guarantee, or involving KYF on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and no other arbitral forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitral tribunal and pay all required filing and/or administrative fees. If the American Arbitration association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will never apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration relating to the Agreement or this Guarantee must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the products of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Guarantee to the contrary, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained herein may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of KYF and by any party to a lawsuit in which KYF and any Merchant or any Guarantor are parties.

G14. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to KYF by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by KYF demonstrating that KYF was provided with notice of a change in the Contact Address.

G15. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G16. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, and G20 shall survive any termination of this Guarantee.

G17. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

I have read and agree to the terms and conditions set forth above:

Name: JIMMY RAY GALLA Title: OWNER Date: 3/28/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G18. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

G19. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

G20. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

By: JIMMY RAY GALLA

Title: OWNER SS#

Driver License Number

GUARANTOR (#2)

By:

Title:

SS#

Driver License Number

STANDARD MERCHANT CASH ADVANCE AGREEMENT

BANK INFORMATION

Dear Merchant,

We look forward to being your funding partner.

You authorize KYF GLOBAL PARTNERS to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.

KYF GLOBAL PARTNERS will require viewing access to your bank account each business day.

KYF GLOBAL PARTNERS will also require viewing access to your bank account, prior to funding, as part of our underwriting process.

Please fill out the form below with the information necessary to access your account.

* Be sure to indicate capital or lower case letters.

Name of bank:

Name of account:

Account number:	Routing number:

Bank portal

Username: Password:

Security Question/Answer 1:

Security Question/Answer 2:

Security Question/Answer 3:

Any other information necessary to access your account:

If you have any questions please feel free to contact us directly at (888) 298-2985.

Executed on 3/28/2023

FOR THE MERCHANT/OWNER (#1)

By: JIMMY RAY GALLA

Title: OWNER

FOR THE MERCHANT/OWNER (#2)

By:

Title: